S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C


Letter From the Chairman
                                                [picture of R. Jay Gerken]

                                                        R. JAY GERKEN
                                                        Chairman
Dear Shareholder:

Please allow me to introduce myself as the new Chairman of Salomon Brothers High Income Fund Inc ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's managers through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
/s/ R. Jay Gerken
R. Jay Gerken
Chairman

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C


Letter From the Manager



PERFORMANCE REVIEW 1

During the year ended December 31, 2002, the Fund distributed dividends to shareholders totaling $1.00 per share. The table below shows the annualized distribution yield and twelve-month total return based on the Fund's December 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. 2

                   PRICE                ANNUALIZED              TWELVE-MONTH
                 PER SHARE          DISTRIBUTION YIELD 3       TOTAL RETURN 3
              ---------------       --------------------        -----------
                $9.02 (NAV)                10.64%                   5.01%
                $9.39 (NYSE)               10.22%                  (1.32)%

The Fund's Lipper Inc. ("Lipper") 4 peer group of high current yield closed-end funds returned negative 0.75% based on NAV for the year ended December 31, 2002.

INVESTMENT STRATEGY

The Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities 5 issued by U.S. and foreign corporations and foreign governments. 6

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

HIGH YIELD

Although a series of challenges weighed upon the high-yield market, particularly during the first half of the reporting period, performance improved as the period progressed as reflected by the return of the


-------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
2 NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.080 for twelve months. This rate is as of December 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the year ended December 31, 2002, calculated among 4 funds in the high current yield closed-end funds category with reinvestment of dividends and capital gains excluding sales charges.
5 High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
6 Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index"), 7 which returned negative 1.52% for 2002 as a whole (which was below the Fund's performance).

In contrast to 2001, when the Federal Open Market Committee ("FOMC") 8 cut the short-term federal funds rate ("fed funds rate") 9 on 11 occasions to stimulate economic activity, the FOMC refrained from reducing its target for the rate during the first quarter of 2002 (and refrained from adjusting its target until November). As the reporting period advanced, encouraging economic data and a large amount of inflows of capital into high-yield mutual funds helped propel the high-yield market higher, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector, corporate integrity concerns and a sizeable number of credit downgrades of corporate debt by major debt-rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor confidence, which had already been hovering at fragile levels. These developments caused credit markets to re-price lower.

In June, investors' concerns about additional reports of accounting improprieties at some corporations discouraged many of them from investing in bonds of companies with more complex financials. We believe investors' aversion to these issues contributed to the decline in the high-yield market in June, as the SSB High-Yield Index returned negative 8.81% for the month. A combination of factors including weakness in the equity markets, corporate scandals, earnings restatements, weak economic data (which raised concerns among some investors about the possibility of a double-dip recession) and a large amount of capital outflow from high-yield mutual funds pushed the high-yield market lower.

As the period advanced, a stock market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. However, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems.

During the final quarter of 2002, in an effort to fuel the U.S. economy, the FOMC reduced its target for the fed funds rate on November 6th by half a percentage point to 1.25%, marking a 41-year low. That month increased optimism about the investment environment prompted by: an equity market rally, improvement in economic data and an increased possibility of avoiding war with Iraq at the time, helped drive the high-yield market higher. The SSB High-Yield Index generated improved results, posting a positive return of 8.58% for the three months ended December 31, 2002.

Looking back over calendar-year 2002 as a whole, the high-yield market's top-performing categories included containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products. The containers category benefited from lower raw material prices early in the year and an improving economy. Operational improvements and asset sales helped enable the restaurant category to return from "oversold" prices during the prior year. The consumer products and gaming category benefited from continued strength in consumer spending and higher credit quality in the sector. The broadcast/outdoor class performed well due to improving operating results, stronger equity issuance and

-----------------
7 The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
8 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

a favorable regulatory environment. We believe strong balance sheets and flexible liquidity enabled paper/forest products to perform favorably, despite the limited pricing power of many companies within this sector.

The worst-performing categories included those related to wireline telecommunications, cable, airlines, utilities, wireless telecommunications, tower and supermarkets/drugstores. Accounting and regulatory concerns in addition to deteriorating industry fundamentals negatively affected the wireline telecommunications, cable, utilities and supermarkets/drugstores sectors. Declining earnings attributable to a slowdown in air travel and the potential of more bankruptcies adversely impacted the airline sector.

EMERGING MARKETS

Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"), 10 returned 14.24% for 2002. During the year, EMBI+ sovereign spreads 11 widened by 34 basis points 12 (0.34%), closing at 765 basis points (7.65%) over yields on U.S. Treasuries. Return volatility 13 for emerging markets debt for the year registered at 10.02%, substantially below long-term historical levels of approximately 15 to 16%.

During the first several months of the year, as emerging markets debt was outperforming the high-yield market, the Fund continued its virtually maximum permissible allocation to emerging markets debt with approximately 30-35% of its assets invested in emerging markets debt securities. We began to scale back on the Fund's exposure to emerging markets debt during the second quarter, as we believed that the high-yield market was beginning to offer better potential value versus emerging markets debt. In addition, we were concerned that upcoming presidential elections in Brazil and Turkey would add considerable volatility to the marketplace for emerging market debt. At the beginning of June, the Fund had an allocation of approximately 8-10% to emerging markets debt. From June through September, largely due to the volatility surrounding these elections as well as to the weak performance of global equity markets, the market for emerging markets debt declined approximately 7%. During the fourth quarter, we used this decline to increase the Fund's allocation to emerging markets debt securities as the marketplace began to regain its confidence after uncertainty regarding the elections subsided. As of December 31, 2002, the Fund's exposure to emerging markets debt accounted for approximately 15% of the Fund's total investments.

LATIN AMERICA

Latin American debt, as measured by the EMBI+, returned 7.17% for 2002, sharply underperforming non-Latin American emerging markets debt during this period. In particular, this region was affected by the political and fiscal uncertainties in Brazil, Argentina's economic difficulties during the period subsequent to the country's default on its debt obligations, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF") 14 and deteriorating fundamentals in Venezuela.

-------------------
10 The EMBI+ is a total return index that tracks the traded market for U.S.
   dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
11 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
12 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
13 Return volatility is the standard deviation of monthly returns over the period being measured. Standard deviation measures the risk or volatility of an investment's return over a particular time period; the greater the number, the greater the risk.
14 The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C


VENEZUELAN DEBT, as measured by the EMBI+, was the best-performing Latin American credit market measured in the Index, returning 18.74% for the year. A general strike organized by opposition parties started on December 2, 2002 with the stated goal of removing President Chavez from office. The strike effectively shut down much commerce in the country, including the oil industry, which is the largest generator of tax revenues and export earnings for the country. Despite political instability and economic turmoil in the region, bond prices, however, generally performed well as oil continued to trade above market expectations.


MEXICAN DEBT, as measured by the EMBI+, returned 16.38% for the annual period. The country's strong credit fundamentals supported its favorable performance during 2002. High oil prices also supported Mexico's strong fiscal position, which we feel enabled the country to avoid having to institute budget cuts in the current economic slowdown. We believe the primary risk to stability is political, as Mexico's President continues to work with congressional opposition.

BRAZILIAN DEBT, as measured by the EMBI+, returned negative 3.35% for the year. We believe the weak performance of the Brazilian market was caused by investors' concerns about future economic policies of the Lula administration. Throughout much of 2002, it appeared to us that investors were convinced that Lula would not be elected president. His steady progress in the polls and ultimate victory in elections, in our view, led many investors to sell Brazilian debt. During this selloff and following several of our trips to Brazil, we began to add to the portfolio's position in Brazilian debt as we believed that the new administration would adopt more market-friendly policies. This proved to be beneficial for the Fund. Brazilian debt rebounded during the fourth quarter of 2002 as the market appeared to have welcomed President-elect Lula's new cabinet adviser appointments and policy announcements, particularly those related to economic matters.

ARGENTINIAN DEBT, as measured by the EMBI+, returned negative 5.57% for 2002, significantly underperforming the EMBI+. Following the country's default on its external debt obligations in December 2001, policymakers have struggled to free the economy from recession. We believe Argentina must resolve a number of important issues before government officials can discuss restructuring options with investors. Much uncertainty remains over how the situation in Argentina will play out over the next 12 months. However, we continue to monitor developments in this market very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Overall, non-Latin American countries outperformed Latin American countries during 2002, returning 25.57% for the period (as measured by the EMBI+). In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October 2002. First, Ireland voted in favor of enlargement in a referendum. Secondly, and perhaps more importantly, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. We believe the scenario of an eventual inclusion of emerging countries (including Bulgaria and Turkey) in the EU will be an important development for that market.

RUSSIAN DEBT, based upon the return of the EMBI+, ranked as the best-performing market in the EMBI+, having generated 35.86% for 2002. High oil prices during the period strengthened Russia's credit fundamentals. President Putin has used this period to promote his reform agenda. On October

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

17, 2002, Moody's Investors Service 15 placed its rating for Russian debt on review for a potential upgrade to Ba2.

TURKISH DEBT, as measured by the EMBI+, returned 20.68% for 2002. The country's strategic importance, combined with its improved relations with the IMF, have attracted recent investor interest. The country's domestic economy stabilized in our view due to a series of factors that include an improvement in investor confidence, lower interest rates and a stronger currency. The market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ("AK" Party).

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

HIGH YIELD

We believe that an economic recovery could enhance the backdrop for the high-yield market. We anticipate a muted recovery in 2003, although we do not foresee the occurrence of a double-dip recession. Overall, our outlook for U.S. interest rates during 2003 is not overwhelmingly positive, as we think that short-term interest rates may potentially rise within the year or so. Although prices of bonds typically move opposite to yields, high-yield bonds, while subject to interest rate movements, are more highly correlated to equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings. We remain somewhat cautious in terms of credit risk but believe the credit risk environment will be moderate in 2003.

We believe that the high-yield market overall is attractive based upon the recent yields of securities in this market, which in many cases exceeded 12%. (Note: High-yield bonds are subject to additional credit risk over higher-rated issues, such as the increased risk of default, because of their lower credit quality.) We believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. Many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which we believe should prove favorable for corporate earnings and help reduce the rate of defaults on corporate debt payments. In our view, the worst news with regard to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform favorably.

In light of the outlook above, we continue to focus on opportunities in the single-B rated sector 16 on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/high-yield) bonds.

EMERGING MARKETS

Assuming that the worst of investors' risk aversion to global markets as characterized in 2002 is in the past, we think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in

-----------------
15 Moody's Investors Service is a nationally recognized credit rating agency.
16 There is additional credit risk for debt issues in this lower credit category versus issues that have higher credit ratings.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

global markets related to uncertainty regarding possible military action in Iraq. We remain vigilant in monitoring this risk.

LOOKING FOR ADDITIONAL INFORMATION?

The Salomon Brothers High Income Fund Inc is traded on the New York Stock Exchange under the symbol "HIF" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol "XHIFX". Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning The Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in Salomon Brothers High Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter J. Wilby, CFA  /s/ Beth A. Semmel, CFA    /s/ James E. Craige, CFA
Peter J. Wilby, CFA          Beth A. Semmel, CFA        James E. Craige, CFA
President                    Executive Vice President   Executive Vice President

January 17, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C


Schedule of Investments
December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------------
Corporate Bonds -- 79.2%

BASIC INDUSTRIES -- 9.9%
  $  225,000         aaiPharma Inc., Company Guaranteed, 11.000% due 4/1/10 ...............    $  226,125
     200,000         Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30 .............       215,769
     275,000         Acetex Corp., Sr. Notes, 10.875% due 8/1/09 ..........................       292,875
     375,000         Airgas, Inc., Company Guaranteed, 9.125% due 10/1/11 .................       406,875
     125,000         Applied Extrusion Technologies, Inc., Company Guaranteed, Series B,
                         10.750% due 7/1/11 ...............................................        81,250
     100,000         Berry Plastics Corp., Company Guaranteed, 10.750% due 7/15/12 ........       107,000
      75,000         Georgia-Pacific Corp., Debentures, 9.625% due 3/15/22 ................        67,500
     350,000         ISP Chemco Inc., Company Guaranteed, Series B, 10.250% due 7/1/11 ....       364,000
     100,000         Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 .....................       107,625
     150,000         Methanex Corp., Sr. Notes, 8.750% due 8/15/12 ........................       159,750
     200,000         Millennium America Inc., Company Guaranteed, 9.250% due 6/15/08 (a)...       209,500
     100,000         NMHG Holding Co., Company Guaranteed, 10.000% due 5/15/09 ............       100,500
     250,000         Noveon Inc., Company Guaranteed, Series B, 11.000% due 2/28/11........       275,625
     350,000         OM Group, Inc., Company Guaranteed, 9.250% due 12/15/11 ..............       190,750
     275,000         P&L Coal Holdings Corp., Company Guaranteed, Series B, 9.625%
                       due 5/15/08 ........................................................       291,844
     250,000         Plastipak Holdings Inc., Company Guaranteed, 10.750% due 9/1/11 ......       264,063
                     Radnor Holdings Corp.:
     150,000            Company Guaranteed, Series B, 10.000% due 12/1/03 .................       128,250
     125,000            Sr. Notes, 10.000% due 12/1/03 ....................................       106,875
     750,000         Republic Technologies International LLC, Company Guaranteed,
                        13.750% due 7/15/09 (b)(c) ........................................        26,250
     300,000         Riverwood International Corp., Company Guaranteed, 10.625% due 8/1/07.       312,000
     250,000         Stone Container Corp., Sr. Notes, 8.375% due 7/1/12 ..................       257,500
     100,000         Terra Industries Inc., Sr. Notes, Series B, 10.500% due 6/15/05.......        91,500
     125,000         TriMas Corp., Company Guaranteed, 9.875% due 6/15/12 (d) .............       124,375
                                                                                               ----------
                                                                                                4,407,801
                                                                                               ----------
BUILDING/CONSTRUCTION -- 1.0%
     200,000         Associated Materials Inc., Company Guaranteed, 9.750% due 4/15/12 ....       212,000
                     Nortek Holdings, Inc., Sr. Notes, Series B:
     100,000            9.125% due 9/1/07 .................................................       103,000
     125,000            8.875% due 8/1/08 .................................................       128,437
                                                                                               ----------
                                                                                                  443,437
                                                                                               ----------
CONSUMER CYCLICAL -- 7.9%
     400,000         Advance Stores Co., Inc., Company Guaranteed, Series B, 10.250%
                        due 4/15/08 .......................................................      426,000
                     Cole National Group, Inc., Sr. Sub. Notes:
     175,000            8.625% due 8/15/07 ................................................      166,250
      50,000            8.875% due 5/15/12 ................................................       47,250


--------------------------------------------------------------------------------------------------------
                                  See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 7.9% (CONTINUED)
  $  300,000         CSK Auto Inc., Company Guaranteed, 12.000% due 6/15/06 (a) ...........    $  322,500
      75,000         Finlay Enterprises Inc., Company Guaranteed, 9.000% due 5/1/08 .......        66,375
     350,000         Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 (a) ..........       330,750
                     The Gap, Inc., Notes:
      75,000             9.900% due 12/15/05 ..............................................        80,063
     175,000             10.550% due 12/15/08 (a) .........................................       191,625
     300,000         Host Marriott L.P., Company Guaranteed, Series E, 8.375%
                         due 2/15/06 (a) ..................................................       298,500
     175,000         Icon Health & Fitness Inc., Company Guaranteed, 11.250% due 4/1/12 ...       153,125
     250,000         Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04 ....................       235,000
                     Levi Strauss & Co.:
     300,000             Notes, 6.800% due 11/1/03 (a) ....................................       297,000
     300,000             Sr. Notes, 12.250% due 12/15/12 (d) ..............................       295,500
     250,000         Mattress Discounters Corp., Company Guaranteed, Series B,
                         12.625% due 7/15/07 (b)(c) .......................................        25,937
     100,000         Saks Inc., Company Guaranteed, 8.250% due 11/15/08 (a) ...............       100,000
     225,000         Starwood Hotels and Resorts Worldwide, Inc., Notes, 7.875%
                         due 5/1/12 (d) ...................................................       223,875
     275,000         Tommy Hilfiger USA Inc., Company Guaranteed, 6.850% due 6/1/08 .......       264,286
                                                                                               ----------
                                                                                                3,524,036
                                                                                               ----------
CONSUMER NON-CYCLICAL -- 17.5%
     250,000         AdvancePCS, Company Guaranteed, 8.500% due 4/1/08 ....................       261,250
     325,000         American Safety Razor Co., Sr. Notes, Series B, 9.875% due 8/1/05 ....       271,375
     150,000         Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 ....................       150,000
     250,000         Argosy Gaming Co., Company Guaranteed, 10.750% due 6/1/09 ............       276,250
     325,000         Coast Hotels and Casinos, Inc., Company Guaranteed, 9.500% due 4/1/09        349,375
     300,000         CONMED Corp., Company Guaranteed, 9.000% due 3/15/08 .................       313,500
     250,000         Constellation Brands Inc., Company Guaranteed, Series B, 8.125%
                         due 1/15/12 ......................................................       260,000
     175,000         Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10 (d) ...       170,625
      50,000         Fleming Cos. Inc., Company Guaranteed, 10.125% due 4/1/08 (a) ........        43,250
     500,000         Harrah's Operating Co., Inc., Company Guaranteed, 8.000% due 2/1/11 ..       577,553
     250,000         Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750%
                         due 10/15/05 .....................................................       263,750
     300,000         Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08 ..       280,500
     375,000         Horseshoe Gaming Holding Corp., Company Guaranteed, Series B,
                         8.625% due 5/15/09 ...............................................       400,313
     375,000         IASIS Healthcare Corp., Company Guaranteed, 13.000% due 10/15/09 .....       401,250
     200,000         Insight Health Services Corp., Company Guaranteed, Series B, 9.875%
                         due 11/1/11 ......................................................       193,000
     325,000         MGM MIRAGE, Company Guaranteed, 9.750% due 6/1/07                            360,750
   1,400,000         Nebco Evans Holding Co., Sr. Discount Notes, 12.375%
                         due 7/15/07 (b)(c)(e) ............................................             0
     275,000         North Atlantic Trading Co., Inc, Company Guaranteed, Series B,
                         11.000% due 6/15/04 ..............................................       275,344


---------------------------------------------------------------------------------------------------------
                                  See Notes to Financial Statements.

                                                                                                   PAGE 9

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 17.5% (CONTINUED)
                     Park Place Entertainment Corp., Sr. Sub. Notes:
  $  300,000             8.875% due 9/15/08 ...............................................    $  319,524
     150,000             8.125% due 5/15/11 ...............................................       156,375
     175,000         Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11 (a) .....       194,250
     125,000         Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09 (a) ...       134,375
     177,000         Pueblo Xtra International, Inc., Sr. Notes, Series C, 9.500%
                          due 8/1/03 (b)(c) ...............................................        86,066
                     Rite Aid Corp.:
      50,000             Notes, 7.125% due 1/15/07 (a) ....................................        41,500
     350,000             Sr. Notes, 7.625% due 4/15/05 ....................................       322,000
     175,000         Sealy Mattress Co., Company Guaranteed, Series B, 10.875%
                         due 12/15/07 (e) .................................................       170,625
      50,000         Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10 .............        54,500
      50,000         Sun International Hotels Ltd., Company Guaranteed, 8.875% due 8/15/11         51,250
     150,000         Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31 (a) ...........       128,687
     325,000         Triad Hospitals Inc., Company Guaranteed, Series B, 8.750% due 5/1/09        349,781
     325,000         United Industries Corp., Sr. Sub. Notes, Series B, 9.875% due 4/1/09 .       331,500
     250,000         Vanguard Health Systems Inc., Company Guaranteed, 9.750% due 8/1/11 ..       240,000
     200,000         Venetian Casino Resort LLC, Second Mortgage Notes, 11.000% due 6/15/10       210,000
     250,000         Winsloew Furniture, Inc., Company Guaranteed, Series B,
                         12.750% due 8/15/07 ..............................................       203,750
                                                                                               ----------
                                                                                                7,842,268
                                                                                               ----------
ENERGY -- 6.3%
     150,000         Compass Minerals Group Inc., Company Guaranteed, 10.000% due 8/15/11 .       165,000
     375,000         Continental Resources Inc., Company Guaranteed, 10.250% due 8/1/08 ...       335,625
     375,000         Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07 .........................       384,375
     342,000         Key Energy Services Inc., Company Guaranteed, Series B, 14.000%
                         due 1/15/09 ......................................................       391,590
     275,000         Magnum Hunter Resources, Inc., Company Guaranteed, 9.600% due 3/15/12        293,562
      25,000         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due 10/1/10 .......        25,750
     200,000         Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10 ..       238,315
     125,000         Pride International, Inc., Sr. Notes, 10.000% due 6/1/09 .............       135,625
      25,000         Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12 ............        16,375
     275,000         Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09 ..........       287,375
     275,000         Western Gas Resources, Inc., Company Guaranteed, 10.000% due 6/15/09 .       295,625
     250,000         Westport Resources Corp., Company Guaranteed, 8.250% due 11/1/11 (a) .       263,750
                                                                                               ----------
                                                                                                2,832,967
                                                                                               ----------
FINANCIAL SERVICES -- 1.1%
     493,850         Airplanes Pass-Through Trust, Company Guaranteed, Series D, 10.875%
                         due 3/15/12 ......................................................         9,877
      50,000         Capstar Hotel Co., Sr. Sub. Notes, 8.750% due 8/15/07 ................        33,750



----------------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.

PAGE 10

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.1% (CONTINUED)
                     FelCor Lodging L.P., Company Guaranteed:
  $  225,000             9.500% due 9/15/08 ...............................................    $  230,625
      50,000             8.500% due 6/1/11 ................................................        49,500
     200,000         MeriStar Hospitality Corp., Company Guaranteed, 9.125% due 1/15/11 ...       175,000
                                                                                               ----------
                                                                                                  498,752
                                                                                               ----------
MANUFACTURING -- 4.2%
     175,000         Alliant Techsystems Inc., Company Guaranteed, 8.500% due 5/15/11 .....       189,875
     125,000         ArvinMeritor, Inc., Notes, 6.800% due 2/15/09 ........................       123,752
   1,000,000         Breed Technologies, Inc., Company Guaranteed, 9.250%
                         due 4/15/08 (b)(c) ...............................................             0
     100,000         Fedders North America, Inc., Company Guaranteed, 9.375% due 8/15/07 ..        76,500
     175,000         Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10 .............       191,625
     225,000         Ford Motor Co., Notes, 7.450% due 7/16/31 ............................       196,247
     325,000         Ford Motor Credit Co., Notes, 7.250% due 10/25/11 ....................       316,299
     125,000         General Motors Acceptance Corp., Notes, 6.875% due 8/28/12 ...........       123,433
     500,000         Key Plastics Holdings, Inc., Company Guaranteed, Series B,
                         10.250% due 3/15/07 (b)(c) .......................................           50
     125,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (b)(c) .....        15,625
      75,000         Motors & Gears Inc., Sr. Notes, Series D, 10.750% due 11/15/06 .......        65,063
     200,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09 (a) ........................       193,000
     125,000         Sybron Dental Specialties, Inc., Company Guaranteed, 8.125%
                         due 6/15/12 ......................................................       126,875
     250,000         Terex Corp., Company Guaranteed, Series B, 10.375% due 4/1/11 (a) ....       236,250
                                                                                               ----------
                                                                                                1,854,594
                                                                                               ----------
MEDIA - CABLE -- 13.3%
     325,000         AOL Time Warner Inc., Company Guaranteed, 7.625% due 4/15/31 .........       335,209
                     Charter Communications Holdings LLC:
                         Sr. Discount Notes:
     250,000                 Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10 .        75,000
     150,000                 Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11 .        39,750
     300,000                 Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11 ....       106,500
   1,000,000                 Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 .       255,000
                         Sr. Notes:
     300,000                 10.750% due 10/1/09 ..........................................       137,250
     100,000                 9.625% due 11/15/09 (a) ......................................        45,000
     200,000                 11.125% due 1/15/11 ..........................................        91,500
     100,000                 10.000% due 5/15/11 ..........................................        45,000
                     CSC Holdings Inc., Sr. Sub. Debentures:
     775,000             9.875% due 2/15/13 (a) ...........................................       760,469
     250,000             9.875% due 4/1/23 ................................................       224,062

---------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                                                  PAGE 11

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 13.3% (CONTINUED)
  $  100,000         Dex Media East LLC, Sr. Notes, 9.875% due 11/15/09 (d) ...............    $  107,500
      50,000         Diamond Cable Communications PLC, Sr. Discount Notes,
                         10.750% due 2/15/07 (b)(c) .......................................         4,750
                     EchoStar DBS Corp., Sr. Notes:
     200,000             10.375% due 10/1/07 ..............................................       217,500
     550,000             9.125% due 1/15/09 ...............................................       581,625
     175,000         Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 .................       171,063
     275,000         LIN Television Corp., Company Guaranteed, 8.000% due 1/15/08 .........       292,531
     225,000         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 ..........................       203,625
     250,000         Nextmedia Operating Inc., Company Guaranteed, 10.750% due 7/1/11 .....       264,063
                     NTL Communications Corp., Sr. Notes, Series B:
     460,000             11.500% due 10/1/08 (a)(b)(c) ....................................        46,000
     450,000             Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 (b) .        36,000
                     NTL Inc., Sr. Notes:
      65,000             Series A, 12.750% due 4/15/05 (b)(c) .............................         6,175
      90,000             Series B, 11.500% due 2/1/06 (b)(c) ..............................         9,000
      50,000         R.H. Donnelly Finance Corp. I, Sr. Sub. Notes, 10.875%
                         due 12/15/12 (d) .................................................        54,750
     375,000         R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08 ................       375,094
     200,000         Radio One, Inc., Company Guaranteed, Series B, 8.875% due 7/1/11 (a) .       215,000
     325,000         Rogers Communications Inc., Sr. Notes, 8.875% due 7/15/07 ............       312,000
     300,000         Sun Media Corp., Sr. Sub. Notes, 9.500% due 5/15/07 ..................       309,000
                     Telewest Communication PLC:
     175,000             Sr. Discount Notes, (zero coupon until 2/1/05,
                           11.375% thereafter), due 2/1/10 (b) ............................        22,750
     375,000             Sr. Notes, 11.250% due 11/1/08 (b)(c) ............................        69,375
     125,000         Time Warner Inc., Company Guaranteed, 6.625% due 5/15/29 .............       115,337
     775,000         United Pan-Europe Communications N.V., Sr. Discount Notes, Series B,
                         (zero coupon until 2/1/05, 13.750% thereafter), due 2/1/10 (b) ...        50,375
                     Yell Finance B.V.:
     500,000             Sr. Discount Notes, (zero coupon until 8/1/06,
                           13.500% thereafter), due 8/1/11 ................................       355,000
      25,000             Sr. Notes, 10.750% due 8/1/11 ....................................        27,625
                                                                                               ----------
                                                                                                5,960,878
                                                                                               ----------
SERVICES/OTHER -- 3.1%
     475,000         Allied Waste North America, Inc., Company Guaranteed, Series B,
                         10.000% due 8/1/09 (a) ...........................................       473,812
     150,000         Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12 (d) .......       158,250
     175,000         COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due 12/1/07 ....        79,625
   1,000,000         Holt Group Inc., Company Guaranteed, 9.750% due 1/15/06 (b)(c) .......        36,250
      50,000         Iron Mountain Inc., Company Guaranteed, 8.250% due 7/1/11 ............        51,750


---------------------------------------------------------------------------------------------------------
                                     See Notes to Financial Statements.
PAGE 12

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 3.1% (CONTINUED)
  $  100,000         Mail-Well, Inc., Company Guaranteed, Series B, 8.750% due 12/15/08 ...    $   65,500
     325,000         Pierce Leahy Corp., Company Guaranteed, 8.125% due 5/15/08 ...........       333,937
     180,000         SITEL Corp., Company Guaranteed, 9.250% due 3/15/06 ..................       166,500
                                                                                               ----------
                                                                                                1,365,624
                                                                                               ----------
TECHNOLOGY -- 3.3%
     250,000         L-3 Communications Corp., Company Guaranteed, 7.625% due 6/15/12 .....       258,750
     100,000         Motorola, Inc., Sr. Notes, 8.000% due 11/1/11 (a) ....................       103,696
     175,000         Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (d) ...       182,000
     375,000         Unisys Corp., Sr. Notes, 8.125% due 6/1/06 ...........................       392,813
     350,000         Xerox Capital (Europe) PLC, Company Guaranteed, 5.875% due 5/15/04 (a)       336,000
     200,000         Xerox Corp., Notes, 5.500% due 11/15/03 ..............................       196,000
                                                                                               ----------
                                                                                                1,469,259
                                                                                               ----------
TELECOMMUNICATIONS -- 10.4%
     125,000         American Cellular Corp., Company Guaranteed, 9.500% due 10/15/09 .....        24,375
     475,000         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (a) ...............       372,875
                     AT&T Corp.:
     525,000             Notes, 6.500% due 3/15/13 (a) ....................................       527,809
     325,000             Sr. Notes, 8.500% due 11/15/31 ...................................       359,456
                     AT&T Wireless Services Inc.:
     325,000             Notes, 8.125% due 5/1/12 (a) .....................................       327,259
     175,000             Sr. Notes, 7.875% due 3/1/11 .....................................       176,189
     625,000         Crown Castle International Corp., Sr. Discount Notes,
                         (zero coupon until 5/15/04, 10.375% thereafter), due 5/15/11 .....       409,375
     750,000         Global Crossing Holdings Ltd., Company Guaranteed,
                          9.125% due 11/15/06 (b)(c) ......................................        26,250
                     Nextel Communications, Inc.:
     925,000             Sr. Discount Notes, 10.650% due 9/15/07 (a)(e) ...................       888,000
      50,000             Sr. Notes, 9.375% due 11/15/09 (a) ...............................        45,500
     300,000         Qwest Communications International Inc., Sr. Notes,
                         Series B, 7.500% due 11/1/08 .....................................       244,500
     375,000         Qwest Corp., Notes, 8.875% due 3/15/12 (d) ...........................       365,625
      81,000         Qwest Services Corp., Notes, 14.000% due 12/15/14 (d) ................        87,075
                     Spectrasite Holdings, Inc., Sr. Discount Notes:
     225,000             Zero coupon until 7/15/03, (12.000% thereafter),
                           due 7/15/08 (b) ................................................        73,125
     325,000             Zero coupon until 4/15/04, (11.250% thereafter),
                           due 4/15/09 (a)(b) .............................................        99,125
                     Sprint Capital Corp., Company Guaranteed:
     325,000             6.875% due 11/15/28 (a) ..........................................       262,457
     250,000             8.750% due 3/15/32 ...............................................       238,223
     100,000         TeleCorp PCS, Inc., Company Guaranteed, 10.625% due 7/15/10 ..........       108,000
                                                                                               ----------
                                                                                                4,635,218
                                                                                               ----------

---------------------------------------------------------------------------------------------------------
                                     See Notes to Financial Statements.
                                                                                                  PAGE 13

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 1.2%
                     Calpine Corp., Sr. Notes:
  $  150,000             7.875% due 4/1/08 ................................................   $    63,750
     375,000             7.750% due 4/15/09 (a) ...........................................       159,375
     350,000         CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07 (a) .................       332,869
                                                                                              -----------
                                                                                                  555,994
                                                                                              -----------
                     TOTAL CORPORATE BONDS (Cost -- $39,613,052) ..........................    35,390,828
                                                                                              -----------

Convertible Bonds -- 1.8%

     125,000         American Tower Corp., 5.000% due 2/15/10 .............................        81,562
     250,000         CIENA Corp., Sr. Notes, 3.750% due 2/1/08 ............................       175,000
     375,000         Comverse Technology, Inc., 1.500% due 12/1/05 ........................       317,344
     300,000         i2 Technologies, Inc., Sub. Notes, 5.250% due 12/15/06 ...............       176,625
     125,000         Sanmina-SCI Corp., zero coupon due 9/12/20 ...........................        51,562
                                                                                              -----------
                     TOTAL CONVERTIBLE BONDS (Cost -- $819,176) ...........................       802,093
                                                                                              -----------

Sovereign Bonds -- 15.1%

ARGENTINA -- 0.2%
                     Republic of Argentina:
     175,000             Due 11/29/49 (b)(c) ..............................................        38,500
     175,000             Series F, zero coupon due 10/15/04 ...............................        39,375
                                                                                              -----------
                                                                                                   77,875
                                                                                              -----------
BRAZIL -- 5.5%
                      Federal Republic of Brazil:
      25,000             11.250% due 7/26/07 ..............................................        19,250
   1,200,000             11.500% due 3/12/08 ..............................................       918,000
   1,775,000             12.000% due 4/15/10 ..............................................     1,295,750
     300,000             12.250% due 3/6/30 ...............................................       210,000
                                                                                              -----------
                                                                                                2,443,000
                                                                                              -----------
BULGARIA -- 0.1%
      48,500         Republic of Bulgaria, IAB, 2.6875% due 7/28/11 (e) ...................        45,226
                                                                                              -----------
COLOMBIA -- 0.7%
                     Republic of Colombia:
     250,000             10.000% due 1/23/12 ..............................................       253,750
      75,000             10.750% due 1/15/13 ..............................................        78,000
                                                                                              -----------
                                                                                                  331,750
                                                                                              -----------


---------------------------------------------------------------------------------------------------------
                                 See Notes to Financial Statements.
PAGE 14

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
ECUADOR -- 1.3%
  $1,000,000         Republic of Ecuador, 12.000% due 11/15/12 ............................    $  570,000
                                                                                               ----------
MEXICO -- 1.5%
                     United Mexican States:
     200,000             11.375% due 9/15/16 ..............................................       268,250
     300,000             11.500% due 5/15/26 ..............................................       409,875
                                                                                               ----------
                                                                                                  678,125
                                                                                               ----------
PANAMA -- 0.8%
                     Republic of Panama:
     125,000             9.625% due 2/8/11 ................................................       137,188
     150,000             9.375% due 1/16/23 ...............................................       155,250
      57,272             PDI, 2.750% due 7/17/16 (e) ......................................        45,674
                                                                                               ----------
                                                                                                  338,112
                                                                                               ----------
PERU -- 0.2%
     100,000         Republic of Peru, 9.125% due 1/15/08 .................................       101,500
                                                                                               ----------
PHILIPPINES -- 0.7%
     300,000         Republic of the Philippines, 9.375% due 1/18/17 ......................       310,500
                                                                                               ----------
RUSSIA -- 2.4%
                     Russian Federation:
      60,000             12.750% due 6/24/28 ..............................................        79,725
   1,250,000             5.000% due 3/31/30 (e) ...........................................       995,313
                                                                                               ----------
                                                                                                1,075,038
                                                                                               ----------
TURKEY -- 0.8%
     325,000         Republic of Turkey, 11.875% due 1/15/30 ..............................       342,875
                                                                                               ----------
URUGUAY -- 0.9%
                     Republic of Uruguay:
     325,000             7.875% due 3/25/09 ...............................................       175,500
     500,000             7.875% due 7/15/27 ...............................................       245,000
                                                                                               ----------
                                                                                                  420,500
                                                                                               ----------
                     TOTAL SOVEREIGN BONDS (Cost -- $6,829,056) ...........................     6,734,501
                                                                                               ----------

Debtor-In-Possession (f)(g) -- 1.1%
     500,000         NTL Inc., Term Loan Note, 11.000% due 1/10/03 (Cost -- $500,000) .....       500,000
                                                                                               ----------


---------------------------------------------------------------------------------------------------------
                                See Notes to Financial Statements.
                                                                                                  PAGE 15

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
Common Stock (c) -- 0.1%
         500         AmeriKing, Inc. ......................................................    $        5
       6,084         Axiohm Transaction Solutions, Inc. ...................................             0
   1,607,813         ContiFinancial Corp., Liquidating Trust Units (f) ....................        63,308
       1,277         Pillowtex Corp. ......................................................           358
                                                                                               ----------
                     TOTAL COMMON STOCK (Cost -- $735,754) ................................        63,671
                                                                                               ----------

Escrow Shares (c)(f) -- 0.0%

   1,000,000         Pillowtex Corp. (Cost -- $0) .........................................             0
                                                                                               ----------

Preferred Stock -- 1.1%

       1,271         AmeriKing, Inc. (h) ..................................................            13
           8         Anvil Holdings Inc. ..................................................           151
                     CSC Holdings Inc.:
       2,950             Series H, 11.750% due 10/1/07 ....................................       280,987
       2,400             Series M, 11.125% due 4/1/08 .....................................       223,800
                     TCR Holding Corp.:
         803             Class B Shares (c) ...............................................             1
         442             Class C Shares (c) ...............................................             0
       1,165             Class D Shares (c) ...............................................             1
       2,410             Class E Shares (c) ...............................................             2
                                                                                               ----------
                     TOTAL PREFERRED STOCK (Cost -- $505,399) .............................       504,955
                                                                                               ----------

   WARRANTS
-------------
Warrants (c) -- 0.0%
         780         Mattress Discounters Corp., expire 7/15/07 ...........................           585
       6,723         Pillowtex Corp., expire 11/24/09 .....................................            67
         750         Republic Technology Corp., expire 7/15/09 ............................             7
         250         Winsloew Furniture, Inc., expire 8/15/07 .............................         2,625
                                                                                               ----------
                     TOTAL WARRANTS (Cost -- $23,632) .....................................         3,284
                                                                                               ----------


---------------------------------------------------------------------------------------------------------
                                          See Notes to Financial Statements.
PAGE 16

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 2002

     FACE
    AMOUNT                                          SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.6%
   $    718,000      Greenwich Capital Markets, Inc., 1.100% due 1/2/03; Proceeds
                         at maturity -- $718,044; (Fully collateralized by U.S.
                         Treasury Bonds, 1.750% due 12/31/04; Market value --
                         $732,828) (Cost -- $718,000).....................................   $    718,000
                                                                                             ------------
                     TOTAL INVESTMENTS -- 100% (Cost -- $49,744,069*) ....................   $ 44,717,332
                                                                                             ============
---------------
(a) All or a portion of this security is on loan (See Note 6).
(b) Security is currently in default.
(c) Non-income producing security.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(f) Security is valued in accordance with fair valuation
    procedures.
(g) Interest rate per annum equal to the rate per annum during the immediate three-month period plus 1% and not to exceed 18%.
(h) Payment-in-kind security for which part of the income earned may be paid as additional principal.
 *  Aggregate cost for Federal income tax purposes is $49,951,020.

      Abbreviations used in this schedule:
      ------------------------------------
      IAB -- Interest in Arrears Bond.
      PDI -- Past Due Interest.


---------------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.
                                                                                                  PAGE 17

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities
December 31, 2002


ASSETS:
  Investments, at value (Cost -- $49,744,069) ..................    $44,717,332
  Cash .........................................................            607
  Collateral for securities on loan (Note 6) ...................      2,388,120
  Interest receivable ..........................................      1,060,872
  Dividends receivable .........................................         15,341
                                                                    -----------
  TOTAL ASSETS .................................................     48,182,272
                                                                    -----------

LIABILITIES:
  Payable for securities on loan (Note 6) ......................      2,388,120
  Management fee payable .......................................         26,912
  Accrued expenses .............................................        102,297
                                                                    -----------
  TOTAL LIABILITIES ............................................      2,517,329
                                                                    -----------
TOTAL NET ASSETS ...............................................    $45,664,943
                                                                    ===========

NET ASSETS:
  Par value of capital shares ($0.001 par value, authorized
     100,000,000 shares; 5,065,250 shares outstanding) .........    $     5,065
  Capital paid in excess of par value ..........................     65,791,223
  Accumulated net realized loss from security transactions .....    (15,104,608)
  Net unrealized depreciation of investments ...................     (5,026,737)
                                                                    -----------
TOTAL NET ASSETS ...............................................    $45,664,943
                                                                    ===========

NET ASSET VALUE, PER SHARE ($45,664,943 / 5,065,250 shares
     outstanding) ..............................................          $9.02
                                                                          =====

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Operations For the Year
Ended December 31, 2002

INVESTMENT INCOME:
  Interest......................................................   $  4,932,141
  Dividends.....................................................         49,777
                                                                   ------------
  TOTAL INVESTMENT INCOME.......................................      4,981,918
                                                                   ------------

EXPENSES:
  Management fee (Note 2).......................................        323,356
  Shareholder communications....................................         62,998
  Audit and tax services........................................         59,874
  Custody ......................................................         45,882
  Legal fees....................................................         41,635
  Directors' fees...............................................         39,850
  Shareholder and system servicing fees.........................         35,423
  Insurance.....................................................          1,825
  Other ........................................................         15,723
                                                                   ------------
  TOTAL EXPENSES................................................        626,566
                                                                   ------------
NET INVESTMENT INCOME...........................................      4,355,352
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding
    short-term securities):
     Proceeds from sales........................................     52,561,849
     Cost of securities sold....................................     53,923,085
                                                                   ------------
  NET REALIZED LOSS.............................................     (1,361,236)
                                                                   ------------
  Change in Net Unrealized Depreciation of Investments:
     Beginning of year..........................................     (4,217,449)
     End of year................................................     (5,026,737)
                                                                   ------------
  INCREASE IN NET UNREALIZED DEPRECIATION.......................       (809,288)
                                                                   ------------
NET LOSS ON INVESTMENTS.........................................     (2,170,524)
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS..........................    $ 2,184,828
                                                                   ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                         2002            2001
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................................   $ 4,355,352     $ 5,262,738
  Net realized loss................................................    (1,361,236)     (8,099,269)
  (Increase) decrease in net unrealized depreciation...............      (809,288)      6,511,199
                                                                      -----------     -----------
  INCREASE IN NET ASSETS FROM OPERATIONS ..........................     2,184,828       3,674,668
                                                                      -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................    (4,355,352)     (5,221,639)
  Capital..........................................................      (683,674)     (1,263,126)
                                                                      -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .......    (5,039,026)     (6,484,765)
                                                                      -----------     -----------

FUND SHARE TRANSACTIONS (NOTE 10):
  Net asset value of shares issued for reinvestment of dividends...       439,109         663,742
                                                                      -----------     -----------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS..............       439,109         663,742
                                                                      -----------     -----------
DECREASE IN NET ASSETS.............................................    (2,415,089)     (2,146,355)

NET ASSETS:

  Beginning of year................................................    48,080,032      50,226,387
                                                                      -----------     -----------
  END OF YEAR......................................................   $45,664,943     $48,080,032
                                                                      ===========     ===========

-------------------------------------------------------------------------------------------------
                               See Notes to Financial Statements.
PAGE 20

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. At December 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc ("Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SBFM.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Note 3. Portfolio Activity

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.....................................................    $ 51,522,429
                                                                  ============
Sales.........................................................    $ 52,561,849
                                                                  ============

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation.................................    $  2,486,617
Gross unrealized depreciation.................................      (7,720,305)
                                                                  ------------
Net unrealized depreciation...................................    $ (5,233,688)
                                                                  ============
Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2002, the Fund did not have any outstanding loan participations.

Note 5. Credit and Market Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Note 6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $2,331,117. The Fund received cash collateral amounting to $2,388,120 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $2,821.

Note 7. Dividends Subsequent to December 31, 2002

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.080 per share for the months of January and February 2003, payable on January 31, 2003 and February 28, 2003 to shareholders of record on January 14, 2003 and February 19, 2003. In addition, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.080 per share for the months of March, April and May 2003, payable on March 28, 2003, April 25, 2003 and May 30, 2003 to shareholders of record on March 18, 2003, April 15, 2003 and May 13, 2003.

Note 8. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $14,583,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31, of the year indicated:

                            2007           2008           2009          2010
                         -----------    -----------    -----------   -----------
Carryforward Amounts...  $2,961,000     $1,894,000     $8,480,000    $1,248,000

In addition, the Fund had $314,386 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Note 9. Income Tax Information and Distribtutions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

Undistributed ordinary income .................................               -
                                                                   ============
Accumulated capital losses ....................................    $(14,583,271)
                                                                   ============
Unrealized depreciation .......................................    $ (5,233,688)
                                                                   ============

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

Ordinary income ...............................................     $ 4,355,352
Long term capital gains                                                       -
Capital .......................................................         683,674
                                                                    -----------
Total .........................................................     $ 5,039,026
                                                                    ===========

Note 10. Capital Shares

Capital stock transactions were as follows:

                                      YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                 -------------------- --------------------
                                   SHARES    AMOUNT     SHARES   AMOUNT
                                 --------- ---------- --------- ----------
Shares issued on reinvestment . . 45,748    $439,109    59,871   $663,742

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                      2002         2001          2000         1999        1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........         $9.58        $10.13       $ 12.00     $  12.76    $ 14.92
                                                     -----        ------      --------     ---------   -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income....................          0.86          1.05          1.35         1.34       1.34
   Net realized and unrealized loss.........         (0.42)        (0.30)        (1.72)       (0.60)     (1.89)
                                                     -----        ------      --------     --------    -------

Total Income (Loss) From Operations.........          0.44          0.75         (0.37)        0.74      (0.55)
                                                     -----        ------      --------     --------    -------
LESS DISTRIBUTIONS FROM:
   Net investment income....................         (0.86)        (1.05)        (1.35)       (1.34)     (1.34)
   Net realized gains.......................           --            --            --           --       (0.15)
   Capital..................................         (0.14)        (0.25)        (0.15)       (0.16)     (0.12)
                                                     -----        ------      --------     --------    -------
Total Distributions.........................         (1.00)        (1.30)        (1.50)       (1.50)     (1.61)
                                                     -----        ------      --------     --------    -------
NET ASSET VALUE, END OF YEAR................         $9.02        $ 9.58        $10.13     $  12.00    $ 12.76
                                                     =====        ======      ========     ========    =======
PER SHARE MARKET VALUE, END OF YEAR.........         $9.39        $10.55      $12.0625     $11.4375    $14.625
                                                     =====        ======      ========     ========    =======
TOTAL RETURN, BASED ON MARKET PRICE(1)......         (1.32)%       (1.69)%       19.81%      (12.06)%    (0.89)%
                                                     =====        ======      ========     ========    =======
RATIOS TO AVERAGE NET ASSETS:
   Operating expenses.......................          1.35%         1.21%         1.05%        1.20%      1.08%
   Net investment income....................          9.41%        10.62%        12.10%       10.86%      9.62%
NET ASSETS, END OF YEAR (000s)..............       $45,665       $48,080       $50,226      $59,024    $62,115
PORTFOLIO TURNOVER RATE.....................           117%          153%         86.4%       100.3%     110.8%

--------------------------------------------------------------------------------------------------------------
(1) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.


S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS HIGH INCOME FUND INC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund Inc ("Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2003

-------------------------------------------------------------------------------

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2002:

      o A corporate dividends received deduction of 1.14%.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Additional Shareholder Information (unaudited)

RESIGNATION OF HEATH MCLENDON AND ELECTION OF NEW CHAIRMAN AND DIRECTOR

In September 2002, Heath B. McLendon resigned as Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc. Effective September 11, 2002, R. Jay Gerken was appointed by the Board of Directors as Chairman and a Class III Director of the Fund and will serve as a nominee for election by stockholders at the Fund's next annual meeting of stockholders.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers High Income Fund Inc ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available by contacting the transfer agent at 1-800-446-1013.

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
                                               TERM OF       PRINCIPAL       OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND   OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF      DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED       5 YEARS        THE FUND)  HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Carol L. Colman               Director and      Since    President, Colman       33           None
Colman Consulting Co., Inc.   Member of         2002     Consulting Co., Inc.
278 Hawley Road               the Audit and
North Salem, NY 10560         Nominating
Age 57                        Committees,
                              Class III

Daniel P. Cronin              Director and      Since    Associate General       30           None
Pfizer, Inc.                  Member of         1993     Counsel, Pfizer, Inc.
235 East 42nd Street          the Audit and
New York, NY 10017            Nominating
Age 57                        Committees,
                              Class I

Leslie H. Gelb                Director and      Since    President, The          32      Director of 2
The Council on                Member of         2001     Council on                      registered
Foreign Relations             the Audit and              Foreign Relations;              investment
58 East 68th Street           Nominating                 formerly, Columnist             companies advised
New York, NY 10021            Committees,                Deputy Editorial                by Advantage
Age 65                        Class II                   Page Editor and                 Advisers, Inc.
                                                         Editor, Op-Ed Page              ("Advantage")
                                                         The New York Times

Riordan Roett                 Director and      Since    Professor and Director, 32      The Latin
The Johns Hopkins University  Member of         1995     Latin American Studies          America Equity
1740 Massachusetts Ave, NW    the Audit and              Program, Paul H. Nitze          Fund, Inc.
Washington, DC 20036          Nominating                 School of Advanced
Age 64                        Committees,                International Studies,
                              Class II                   The Johns Hopkins
                                                         University

Jeswald W. Salacuse           Director and      Since    Henry J. Braker         32      Director of 2
Tufts University--            Member of         1993     Professor of Commercial         registered
The Fletcher School of        the Audit and              Law and formerly Dean,          investment
Law & Diplomacy               Nominating                 The Fletcher School of          companies advised
160 Packard Avenue            Committees,                Law & Diplomacy,                by Advantage
Medford, MA 02155             Class I                    Tufts University;
Age 65                                                   formerly, Fulbright
                                                         Distinguished Chair
                                                         in Comparative Law,
                                                         University of Trento,
                                                         Italy

                                                                                                   PAGE 29

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
                                               TERM OF       PRINCIPAL       OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND   OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF      DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED       5 YEARS        THE FUND)  HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR:

R. Jay Gerken                 Chairman and      Since    Managing Director of     227           None
Salomon Smith Barney Inc.     Director,         2002     Salomon Smith Barney
399 Park Avenue               Class III                  Inc. ("SSB"); Chairman,
4th Floor                                                President and Chief
New York, NY 10022                                       Executive Officer of
Age 51                                                   Smith Barney Fund
                                                         Management LLC
                                                         ("SBFM"), Travelers
                                                         Investement Adviser, Inc.
                                                         ("TIA") and Citi Fund
                                                         Management Inc.

OFFICERS:

Peter J. Wilby                President         Since    Managing Director        N/A           N/A
Salomon Brothers Asset                          2002     of SSB and Salomon
Management Inc                                           Brothers Asset
399 Park Avenue               Executive         1993-    Management Inc
4th Floor                     Vice President    2002     ("SBAM") since
New York, NY 10022                                       January 1996
Age 44

Lewis E. Daidone              Executive Vice    Since    Managing Director        N/A           N/A
SSB                           President         2002     of SSB; Chief
125 Broad Street              and Chief                  Financial Officer and
11th Floor                    Administrative             Treasurer of mutual
New York, NY 10004            Officer                    funds affiliated with
Age 45                                                   Citigroup Inc.; Director
                              Executive Vice    1998-    and Senior Vice
                              President         2002     President of SBFM
                              and Treasurer              and TIA

James E. Craige               Executive Vice    Since    Managing Director        N/A           N/A
SSB                           President         1996     of SSB and SBAM
399 Park Avenue                                          since December 1998;
4th Floor                                                Director of SSB and
New York, NY 10022                                       SBAM since January
Age 36                                                   1998 and Vice
                                                         President of SSB and
                                                         SBAM from May
                                                         1992 to January 1998


S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
                                               TERM OF       PRINCIPAL       OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND   OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF      DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED       5 YEARS        THE FUND)  HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------
Thomas K. Flanagan            Executive Vice    Since    Managing Director of   N/A            N/A
SBAM                          President         1994     SSB and SBAM since
399 Park Avenue                                          December 1998;
4th Floor                                                Prior to December
New York, NY 10022                                       1998, Director of
Age 49                                                   SBAM and SSB

Maureen O'Callaghan           Executive Vice    Since    Managing Director      N/A            N/A
SBAM                          President         1996     of SSB and SBAM
399 Park Avenue                                          since December 1998;
New York, NY 10022                                       Director of SSB and
Age 38                                                   SBAM from
                                                         January 1996 to
                                                         December 1998

Beth A. Semmel                Executive Vice    Since    Managing Director      N/A            N/A
SSB                           President         1996     of SSB and SBAM
399 Park Avenue                                          since December 1998;
4th Floor                                                Director of SSB and
New York, NY 10022                                       SBAM from January
Age 42                                                   1996 to December 1998

Frances M. Guggino            Controller        Since    Vice President,        N/A            N/A
SSB                                             2002     Citigroup Asset
125 Broad Street                                         Management
10th Floor
New York, NY 10004
Age 44

Christina T. Sydor            Secretary         Since    Managing Director      N/A            N/A
SSB                                             1998     of SSB; General
300 First Stamford Place                                 Counsel and
4th Floor                                                Secretary of
Stamford, CT 06902                                       SBFM and TIA
Age 52

-------------------
(1) The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2005 and year 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

                     ---------------------------------------

This report is transmitted to the shareholders of Salomon Brothers High Income Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Directors                                            Salomon Brothers High Income Fund Inc
CAROL L. COLMAN                                            125 Broad Street
      President, Colman Consulting Co., Inc.               10th Floor, MF-2
                                                           New York, New York 10004
DANIEL P. CRONIN                                           For information call (toll free)
      Associate General Counsel,                           1-888-777-0102
      Pfizer, Inc.
                                                     INVESTMENT MANAGER
LESLIE H. GELB                                             Salomon Brothers Asset Management Inc
      President, The Council on Foreign Relations          399 Park Avenue
                                                           New York, New York 10022
R. JAY GERKEN
      Managing Director, Salomon Smith Barney Inc.;  CUSTODIAN
      Chairman, President and Chief Executive              State Street Bank and Trust Company
      Officer, Smith Barney Fund Management LLC,           225 Franklin Street
      Travelers Investment Adviser, Inc. and Citi          Boston, Massachusetts 02110
      Fund Management Inc.
                                                     DIVIDEND DISBURSING AND TRANSFER AGENT
RIORDAN ROETT                                              American Stock Transfer & Trust Company
      Professor and Director,                              59 Maiden Lane
      Latin American Studies Program,                      New York, New York 10038
      Paul H. Nitze School of
      Advanced International Studies,                INDEPENDENT ACCOUNTANTS
      The Johns Hopkins University                         PricewaterhouseCoopers LLP
                                                           1177 Avenue of the Americas
JESWALD W. SALACUSE                                        New York, New York 10036
      Henry J. Braker Professor
      of Commercial Law,                             LEGAL COUNSEL
      The Fletcher School of Law                           Simpson Thacher & Bartlett
      & Diplomacy, Tufts University                        425 Lexington Avenue
                                                           New York, New York 10017

Officers                                             NEW YORK STOCK EXCHANGE SYMBOL
                                                           HIF
R. JAY GERKEN
      Chairman

PETER J. WILBY
      President

LEWIS E. DAIDONE
      Executive Vice President and
      Chief Administrative Officer

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

MAUREEN O'CALLAGHAN
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

FRANCES M. GUGGINO
      Controller

CHRISTINA T. SYDOR
      Secretary

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038



                 Salomon Brothers
                 High Income Fund Inc

                 Annual Report

                 December 31, 2002

         Salomon Brothers Asset Management

                                                                   HIFANN 12/02
                                                                        03-4512